UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
July 26, 2021
Date of Report (Date of earliest event reported)

SOLARWINDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38711	81-0753267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7171 Southwest Parkway
Building 400
Austin, Texas 78735
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (512) 682-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SWI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 5.03
As previously disclosed, on May 25, 2021 and May 28, 2021, respectively, the Board of Directors (the “Board”) of SolarWinds Corporation (the “Company”) and the holders of the majority in voting power of all the then-outstanding shares of common stock of the Company (“Common Stock”), acting by written consent, approved and authorized the Board to (i) effect a reverse stock split (the “Reverse Stock Split”) with a ratio between 2:1 to 4:1, with the final ratio to be determined by the Board, in its sole discretion, and (ii) file an amendment to the Company’s Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to reflect the Reverse Stock Split (the “Amendment”).

Pursuant to such authority granted by the Company’s stockholders, on July 26, 2021, the Board approved a final ratio of two-for-one (2:1) for the Reverse Stock Split (the “Final Ratio”) and an effective time of 5:00 p.m. Eastern Time on July 30, 2021 (the “Effective Time”). Pursuant to the Board of Director’s approval, the Amendment reflecting the Final Ratio and the Effective Time was filed with the Secretary of State of the State of Delaware on July 26, 2021 and will become effective at the Effective Time.

At the Effective Time, every two shares of the Company’s issued and outstanding Common Stock will be automatically combined into one issued and outstanding share of Common Stock, without change in the par value per share. No fractional interest in a share of Common Stock shall be deliverable upon the Reverse Stock Split. All shares of Common Stock (including fractions thereof) held by a holder immediately prior to the Reverse Stock Split shall be aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of a fractional share. Any fractional share resulting from such aggregation of Common Stock upon the Reverse Stock Split will be rounded up and converted to the nearest whole share of Common Stock.

The foregoing description of the Amendment is a summary of the material terms thereof, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On July 26, 2021, the Company issued a press release announcing the determination of the Final Ratio. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information in Exhibit 99.1 to this report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the reverse stock split. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “aim,” “anticipate,” “believe,” “can,” “could,” “seek,” “should,” “feel,” “expect,” “will,” “would,” “plan,” “intend,” “estimate,” “continue,” “may” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) risks related to the recent spin-off of the N-able business into a newly created and separately traded public company, including that the process of spinning-off could disrupt or adversely affect the consolidated or separate businesses, results of operations and financial condition, that the spin-off may not achieve some or all of any anticipated benefits with respect to either business; (b) risks related to the cyber incident disclosed in December 2020 (the "Cyber Incident"), including with respect to (1) the discover of new or additional information regarding the Cyber Incident, including with respect to its scope, the threat actor’s access to SolarWinds’ environments and its related activities during such period, and the related impact on the companies’ respective systems, products, current or former employees and customers, (2) the possibility that mitigation and remediation efforts with respect to the Cyber Incident may not be successful, (3) the possibility that additional confidential, proprietary or personal information, including information of SolarWinds’ current or former employees and customers, was accessed and exfiltrated as a result of the Cyber Incident, (4) numerous financial, legal, reputational, and other risks to us related to the Cyber Incident, including risks that the incident or the companies’ responses thereto, including with respect to providing notices to any impacted individuals, may result in the loss, compromise, or corruption of data and proprietary information, loss of business as a result of termination or non-renewal of agreements or reduced purchases or upgrades of our products, severe reputational damage adversely affecting customer, partner, and vendor relationships, and investor confidence, increased attrition of personnel and distraction of key and other personnel, U.S. or foreign regulatory investigations and enforcement actions, litigation, indemnity obligations, damages for contractual breach, penalties for violation of applicable laws or regulations, significant costs for remediation, and the incurrence of other liabilities, (5) risks that our insurance coverage, including coverage relating to certain security and privacy damages and claim expenses, may not be available or sufficient to compensate for all liabilities we incur related to these matters and (6) the possibility that our steps to secure our internal environment, improve our product development environment and ensure the security and integrity of the software that we deliver to our customers may not be successful or sufficient to protect against future threat actors or attacks or be perceived by existing and prospective customers as sufficient to address the harm caused by the Cyber Incident; (c) the possibility that the global COVID-19 pandemic may adversely affect our business, results of operations and financial condition; (d) any of the following factors either generally or as a result of the impacts of the Cyber Incident or the global COVID-19 pandemic on the global economy or on our business operations and financial condition or on the business operations and financial conditions of the companies’ respective customers, their end-customers and the companies’ respective prospective customers: (1) reductions in information technology spending or delays in purchasing decisions by customers, their end-customers and prospective customers, (2) the inability to sell products to new customers or to sell additional products or upgrades to existing customers, (3) any decline in renewal or net retention rates, (4) the inability to generate significant volumes of high quality sales leads from digital marketing initiatives and convert such leads into new business at acceptable conversion rates, (5) the timing and adoption of new products, product upgrades, or pricing model changes by SolarWinds or its competitors, (6) potential foreign exchange gains and losses related to expenses and sales denominated in currencies other than the functional currency of an associated entity and (7) risks associated with international operations; (e) the possibility that operating income could fluctuate and may decline as percentage of revenue as each company makes further expenditures to support its business or expand its operations; (f) any inability to successfully identify, complete, and integrate acquisitions, and manage growth effectively; (g) SolarWinds’ status as a controlled company; and (h) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission, including the risk factors discussed in SolarWinds’ Annual Report on Form 10-K for the period ended December 31, 2020 filed on March 1, 2021, Quarterly Reports on Form 10-Q for the quarter ended March 31, 2021 filed on May 10, 2021 and the quarter ended June 30, 2021 that SolarWinds anticipates filing on or before August 9, 2021. All information provided in this release is as of the date hereof and SolarWinds undertakes any duty to update this information except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of SolarWinds Corporation.
99.1	Press Release Issued by SolarWinds Corporation dated July 26, 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARWINDS CORPORATION

Dated:	July 26, 2021	By:	/s/ Sudhakar Ramakrishna
Sudhakar Ramakrishna
President and Chief Executive Officer